SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Materials Pursuant toss.240.14a-11(c) orss.240.14a-12

                           THE MILLENNIUM FUNDS, INC.
                 Name of Registrant as Specified In Its Charter

                                       N/A
      Name of Person(s) Filing Proxy Statement if other than the Registrant

[X]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
        0-11

        1)   Title of each class of securities to which transaction applies:

        2)   Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)   Proposed maximum aggregate value of transaction:

        5)   Total fee paid:



[   ]      Fee paid previously with preliminary materials:

           [ ]Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which such offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)   Amount Previously Paid:


           2)   Form, Schedule or Registration Statement No.:


           3)   Filing Party:


           4)   Date Filed:

                             MILLENNIUM FUNDS, INC.

                           THE MILLENNIUM GROWTH FUND
                       THE MILLENNIUM GROWTH & INCOME FUND

                        400 MONTGOMERY STREET, SUITE 800
                         SAN FRANCISCO, CALIFORNIA 94104
                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     To be held on Wednesday, June 28, 2000

The Annual Meeting of Shareholders of Millennium Funds, Inc. (the "Company"), will be held at the principal office of the Company at 400 Montgomery Street, Suite 800, San Francisco, California 94104 at 9:30 a.m. (pacific time) on Wednesday, June 28, 2000, for the following purposes:

           1. To elect four Directors to serve until their successors are duly elected and qualified;

           2. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Funds' independent auditors for the year ending June 30, 2000;

           3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.

           The close of business on May 24, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders and at any adjournment thereof.

           YOUR ATTENTION IS CALLED TO THE ACCOMPANYING PROXY STATEMENT AND PROXY CARD. SHAREHOLDERS ARE ENCOURAGED TO CAREFULLY READ THE PROXY STATEMENT AND VOTE PROMPTLY BY EXECUTING AND RETURNING THE PROXY CARD IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE ANNUAL MEETING OF SHAREHOLDERS. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS.

                                            By Order of the Board of Directors


                                            Robert A. Dowlett, President

Dated:  June 5, 2000

                             MILLENNIUM FUNDS, INC.

                           THE MILLENNIUM GROWTH FUND
                       THE MILLENNIUM GROWTH & INCOME FUND

                        400 Montgomery Street, Suite 800
                         SAN FRANCISCO, CALIFORNIA 94104

                                 PROXY STATEMENT
                                       for
                         ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, JUNE 28, 2000
                     --------------------------------------

                               GENERAL INFORMATION

The Board of Directors of Millennium Funds, Inc. (the "Company") is soliciting the proxies of the holders of common stock ("Common Stock") of the Company's series, The Millennium Growth Fund and The Millennium Growth & Income Fund (each a "Fund" and collectively the "Funds"), for use at the Annual Meeting of Shareholders (the "Meeting") to be held at the principal offices of the Company at 400 Montgomery Street, Suite 800, San Francisco, California 94104, on Wednesday, June 28, 2000, at 9:30 a.m., pacific time, and at any and all adjournments thereof. A form of proxy is enclosed herewith. The Proxy Statement and the form of proxy were first sent to shareholders of the Funds on or about June 5, 2000.

The election of the nominees for Director and the ratification of the selection of independent auditors require the affirmative vote of a simple majority of shares represented at the Meeting either in person or by proxy, assuming a quorum is present. Shareholders of each Fund whose shares of Common Stock are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, Directors, officers and regular employees of the Company and employees of Millennium Capital Advisors, Inc., 400 Montgomery Street, Suite 800, San Francisco, California 94104 ("Millennium Capital" or the "Adviser"), without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication. The cost of soliciting the proxies will be borne by the Company. The Company will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Company's Common Stock on the record date, incurred in mailing copies of this Notice of Meeting and Proxy Statement and the enclosed form of proxy to the beneficial owners of the Company's Common Stock.

The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR each of the proposals and may vote in their discretion with respect to other matters not now known to the Directors of the Company that may be presented at the Meeting.

A shareholder may revoke the accompanying proxy at any time prior to its use by delivering to the Secretary of the Company a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

The Company issues one class of Common Stock in two series: The Millennium Growth Fund and The Millennium Growth & Income Fund. Only holders of issued and outstanding shares of the Company's Common Stock of record at the close of business on May 24, 2000 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of Common Stock so held. The number of shares of Common Stock of the Company outstanding on May 24, 2000 was 2,076,601 which represents 1,136,836 shares of Common Stock of The Millennium

Growth Fund and 939,765 shares of Common Stock of The Millennium Growth & Income Fund. The total net assets of The Millennium Growth Fund and The Millennium Growth & Income Fund on the record date was $15,916,495 and $11,309,229, respectively.


                             REPORTS TO SHAREHOLDERS

Copies of the Company's annual report are available free of charge to any shareholder. Reports may be ordered by writing the Company c/o American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788-0132 or calling 1 (800) 535-9169.


                               INVESTMENT ADVISER

Millennium Capital Advisors, Inc., 400 Montgomery Street, Suite 800, San Francisco, CA 94104, is a registered investment adviser with the Securities and Exchange Commission. The Adviser was organized under the laws of the State of California in 1995. Acting through its advisory affiliate, Ridgeway Helms Securities Corporation ("RHSC"), the Adviser has provided brokerage and asset management services to individuals and institutional investors since July 1995. Millennium Capital provides each Fund with investment management and financial advisory services, including the purchase and sale of securities in each Fund's portfolio subject at all times to the policies set forth by the Board of Directors. Millennium Capital supervises all aspects of the Fund's investment operations.

Robert A. Dowlett owns 100% of, and controls, the Adviser. Mr. Dowlett acts as portfolio manager to the Funds and for private accounts and provides brokerage services for individuals and institutions through RHSC. Mr. Dowlett is the only director or officer of the Company that is employed by the Adviser or RHSC.


                                   DISTRIBUTOR

Ridgeway Helms Securities Corporation ("the Distributor"), 400 Montgomery Street, Suite 800, San Francisco, California 94104, is the distributor of the Company's shares of Common Stock and is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. The Distributor is controlled by Robert A. Dowlett. The Distributor acts as the agent of the Company in connection with the offering of shares of the Funds and continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor receives no compensation for its distribution services.


                                  ADMINISTRATOR

American Data Services, Inc. ("ADS"), The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788, provides all administrative services necessary for the Funds, subject to the supervision of the Board of Directors. ADS currently provides administrative, fund accounting and stock transfer services to retail and institutional mutual funds with approximately $6 billion of total assets through its offices in New York, Denver, and Los Angeles.

                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

The following table sets forth the beneficial ownership of shares of The Millenium Growth Fund, at May 24, 2000, by each person known to the Fund to be deemed the beneficial owner of more than 5% of the outstanding shares of such
Fund:

                            THE MILLENIUM GROWTH FUND
                            -------------------------




                                                       SHARES OF COMMON STOCK              % OF FUND'S OUTSTANDING
                                                        BENEFICIALLY OWNED,              SHARES BENEFICIALLY OWNED,
                                                      DIRECTLY OR INDIRECTLY,              DIRECTLY OR INDIRECTLY,
      NAME AND ADDRESS OF BENEFICIAL OWNER                ON MAY 24, 2000                      ON MAY 24, 2000
-------------------------------------------           -----------------------            ----------------------------

Hines
c/o Bear Stearns Securities Corp.
1 Metrotech Center North
Brooklyn, New York  11201-3859                                     78,952                            6.95%

Nagao
c/o Bear Stearns Securities Corp.
1 Metrotech Center North
Brooklyn, New York  11201-3859                                    117,575                           10.35%



                       THE MILLENIUM GROWTH & INCOME FUND
                       ----------------------------------

The following table sets forth the beneficial ownership of shares of The Millenium Growth & Income Fund, at May 24, 2000, by each person known to the Fund to be deemed the beneficial owner of more than 5% of the outstanding shares of such Fund:




                                                      SHARES OF COMMON STOCK          % OF FUND'S OUTSTANDING
                                                       BENEFICIALLY OWNED,          SHARES BENEFICIALLY OWNED,
                                                     DIRECTLY OR INDIRECTLY,          DIRECTLY OR INDIRECTLY,
      NAME AND ADDRESS OF BENEFICIAL OWNER               ON MAY 24, 2000                  ON MAY 24, 2000

------------------------------------------------     ------------------------       ----------------------------
Middlemist
c/o Bear Stearns Securities Corp.
1 Metrotech Center North
Brooklyn, New York  11201-3859                                   107,294                       11.41%

Nagao
c/o Bear Stearns Securities Corp.
1 Metrotech Center North
Brooklyn, New York  11201-3859                                    91,961                       28.64%

Mortarotti
c/o Bear Stearns Securities Corp.
1 Metrotech Center North
Brooklyn, New York  11201-3859                                   109,594                       11.66%

Mortarotti
c/o Bear Stearns Securities Corp.
1 Metrotech Center North
Brooklyn, New York  11201-3859                                   114,122                       12.14%



                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

At its May 16, 2000 regular meeting, the Board of Directors of the Company voted to recommend the four nominees named herein for election by the shareholders. If elected, each nominee has consented to serve as a Director of the Company until their successors are duly elected and qualified. In the event that any of the nominees should become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any nominee who shall be designated by the present Board of Directors. Directors shall be elected by a plurality of the shares voting at the Meeting.

Messrs. Dowlett and Hopper are currently Directors, having been elected to the Board of Directors by the sole shareholder of the Company in 1998. Messrs. Mortarotti and Pierce were nominated by the Board at its May 16, 2000 meeting, during which the Board also accepted the resignation of Mr. Peter Oberto as a Director of the Board.

The information set forth below as to the names, ages and principal occupations of each nominee, and the number of shares of Common Stock of the Company beneficially owned by them, directly or indirectly, and the name of the Fund or Funds in which they are invested:


                                    NOMINEES

                                                                                                    NUMBER AND PERCENTAGE
                                                                                                   (IF OVER 1%) OF SHARES OF
                                                                                                         COMMON STOCK
                                               PRINCIPAL OCCUPATION                                 BENEFICIALLY OWNED AS
NAME AND ADDRESS                  AGE         DURING PAST FIVE YEARS                                 OF THE RECORD DATE
----------------                  ---         ----------------------                                 ------------------

*Robert A. Dowlett                32           President, Millennium Capital Advisors, Inc.         G:         18,797  -  1.65%
    400 Montgomery Street                                                                           G&I:              96
    San Francisco, CA 94104

D. Ian Hopper                     40           Chief Software Architect, Northern Telecom           G:          7,285
    930 East Evelyn Avenue                     since 1982.                                          G&I:       43,740  -  4.65%
    Sunnyvale, CA 94086

+ Mark T. Mortarotti              45           Support Engineer, Hewlett Packard Co.                G:          1,917
    7409 Rollingdell Drive                                                                          G&I:          357
    Cupertino, CA 95014

+ Glenn Pierce                    48           Quality Consultant and Order Administrative          G:         14,340  -  1.26%
    315 Zephyr Ranch Drive                     Manager, Hewlett Packard Co.                         G&I:               0
    Sacramento, CA 95831

------------------------------

*May be deemed an "Interested Person" of the Fund, as defined in the Investment
 Company Act of 1940, as amended.

+Recommended by the Board of Directors at a meeting held on May 16, 2000 as a nominee for election to the Board of Directors.


AUDIT COMMITTEE

The Board has an Audit Committee whose function is to meet with the independent auditors of the Funds in order to review the scope of each Fund's audit, each Fund's financial statements and interim accounting controls, and to meet with Fund management concerning these matters, among other things. This Committee currently consists of all of the Independent Directors (D. Ian Hopper, Mark T. Mortarotti and Glenn Pierce). The Fund's Audit Committee will serve as the Nominating or Compensation committee to the extent necessary. During the Company's fiscal year ended June 30, 1999, the Board held four (4) Board of Directors meetings and one (1) Audit Committee meetings. Each of the then Directors attended at least seventy-five (75%) percent of the total meetings held during such fiscal year.


                   REMUNERATION OF BOARD MEMBERS AND OFFICERS

Each Fund pays each Director who is not an "interested person" as defined in the 1940 Act, on a pro rata basis, an annual Director's fee of $1,000 and a meeting fee of $100 for each meeting attended, together with such Director's actual out-of-pocket expenses related to his attendance at such meetings. The Funds do not compensate "interested persons" who serve on the Board of Directors or as officers of the Funds are not paid compensation by the Funds for their work as officers.

For the fiscal year ended June 30, 1999, the Directors listed below received the following compensation:



                         FISCAL YEAR ENDED JUNE 30, 1999

                               COMPENSATION TABLE

-------------------------------- ----------------------- ----------------------- ------------------------ -----------------------

              (1)                          (2)                     (3)                     (4)                       (5)
-------------------------------- ----------------------- ----------------------- ------------------------ -------------------------

                                                          PENSION OR RETIREMENT                            TOTAL COMPENSATION FROM
                                 AGGREGATE COMPENSATION    BENEFITS ACCRUED AS       ESTIMATED ANNUAL     COMPANY AND FUND COMPLEX
   NAME OF PERSON, POSITION            FROM FUNDS         PART OF FUND EXPENSES  BENEFITS UPON RETIREMENT    PAID TO DIRECTORS**
-------------------------------- ----------------------- ----------------------- ------------------------ -------------------------

Robert A. Dowlett*
Director                                  None                    None                     None                     None
-------------------------------- ----------------------- ----------------------- ------------------------ -------------------------

D. Ian Hopper
Director                                 $1,400                   None                     None                    $1,400
-------------------------------- ----------------------- ----------------------- ------------------------ -------------------------

Mark Mortarotti***
Director                                   $0                     None                     None                      $0
-------------------------------- ----------------------- ----------------------- ------------------------ -------------------------

Glenn Pierce***
Director                                   $0                     None                     None                      $0
-------------------------------- ----------------------- ----------------------- ------------------------ -------------------------

*  Interested Director
** The Funds sponsored by the Company are the only funds in the Fund Complex.
   The executive officers of the Fund are: Robert A. Dowlett (President) and Michael Miola (Secretary).
***Recommended by the Board of Directors at a meeting held on May 16, 2000 as a nominee for election to the Board of Directors.


                        REQUIRED VOTE AND RECOMMENDATION

           The affirmative vote of the holders of a simple majority of the shares of the Company represented at the Meeting assuming a quorum is present, is required to approve the election of the nominees for Director.

   THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS OF EACH
    SERIES OF THE COMPANY VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR

                                   PROPOSAL 2

                 TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS

At its regular meeting of the Board held on May 16, 2000, the Board, including a majority of Directors who are not "interested persons" as defined in the 1940 Act, as well as the Directors who were members of the Audit Committee, selected the accounting firm of PricewaterhouseCoopers LLP to act as the independent auditors of each series of the Company for the fiscal year ending June 30, 2000. The investment company accounting/auditing practice of McGladry & Pullen LLP, which has served as independent auditors for the Company with respect to its financial statements since the inception of the Funds in 1998, was merged into PricewaterhouseCoopers in 1999. Thus, the Board's recommendation to ratify its selection of PricewaterhouseCoopers LLP as the independent auditors for each series of the Company is based on its election to retain the professional staff which has served the Company as independent auditors since the Company's inception.

Based upon a recommendation from the Adviser, the Directors deemed it appropriate at the organizational meeting to select McGladry & Pullen LLP as independent auditors. The Board selected McGladry & Pullen LLP after considering that firm's experience as independent auditors to various investment companies throughout the United States.

During the Company's most recent fiscal year and prior to the merger of the investment company accounting/auditing practice of McGladry & Pullen LLP into PricewaterhouseCoopers LLP, there were no disagreements with McGladry & Pullen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of that firm, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. McGladry & Pullen LLP are independent auditors and have no direct financial or material indirect financial interest in either Fund sponsored by the Company.

Representatives of PricewaterhouseCoopers LLP are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

The Board's selection is submitted to the shareholders for ratification.

                        REQUIRED VOTE AND RECOMMENDATION

           The affirmative vote of the holders of a simple majority of the shares of the Company represented at the Meeting, assuming a quorum is present, is required for the ratification of the selection of independent auditors.

 THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS OF EACH
   SERIES OF THE COMPANY VOTE FOR THE RATIFICATION OF THE BOARD'S SELECTION OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE INDEPENDENT AUDITORS FOR THE FUND
                       FOR THE YEAR ENDING JUNE 30, 2000.

                    OTHER MATTERS TO COME BEFORE THE MEETING

The Company's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.


                                  MISCELLANEOUS

All shares represented by proxies sent to the Company to be voted at the Annual Meeting will be voted if received prior to the Meeting. Votes shall be tabulated by the transfer agent. Abstentions do not constitute a vote "FOR" or "AGAINST" a matter and will be disregarded in determining votes cast on an issue. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

QUORUM. A quorum is constituted with respect to each Fund by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of each Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting but which have not been voted.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any or all of the proposals are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.

The vote required for passage of each of the proposals listed herein and for the election of the Directors is listed at the end of each section describing said proposal or election.


  IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED,
            POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                           By Order of the Board of Directors

                                           Robert A. Dowlett, President


June 5, 2000
400 Montgomery Street, Suite 800
San Francisco, California  94104

                             MILLENNIUM FUNDS, INC.
                             ----------------------

           The undersigned stockholder of Millennium Funds, Inc. (the "Company") by virtue of his or her shareholdings of Common Stock of The Millennium Growth Fund and/or The Millennium Growth & Income Fund (each a "Fund" and collectively the "Funds") hereby constitutes and appoints Robert A. Dowlett and Michael Miola, or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of the Funds standing in his or her name on the books of the Company at the Annual Meeting of Shareholders (the "Meeting") to be held at the principal offices of the Company at 400 Montgomery Street, Suite 800, San Francisco, California 94104, on Wednesday, June 28, 2000, at 9:30 a.m., pacific time, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof:

           The undersigned hereby instructs the said proxies to vote in accordance with the aforementioned instructions with respect to (a) the election of four Directors, and (b) the ratification of the selection by the Board of Directors of the Funds' independent auditors. If no such specification is made, the undersigned will vote (i) FOR the election of the four Directors nominated by the Company, (ii) FOR the ratification of the selection by the Board of Directors of the Fund's independent accountants, and (iii) in their discretion with respect to such other matters as may properly come before the Meeting.

--------------------------------------------------------------------------------

     THIS PROXY IS SOLICITED ON BEHALF OF MILLENNIUM FUNDS, INC.'S BOARD OF
         DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

                                  June 28, 2000

                    (To be dated and signed on reverse side)

Please mark boxes / / or /X/ in blue or black ink.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE:


 --------
   X
 ---------

1.   Election of Four Directors:                       FOR            WITHHELD

                                                       [  ]             [  ]

     FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEE(S):
________________________

     Nominees: Robert A. Dowlett, D. Ian Hopper, Mark T. Mortarotti,
               Glenn Pierce

     IN THEIR DISCRETION FOR ANY PERSON IN THE EVENT AN ABOVE-NAMED NOMINEE IS UNABLE TO SERVE AS A DIRECTOR.

2. Ratification of the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Funds' independent auditors for the year ending June 30, 2000.

                                           FOR        AGAINST      ABSTAIN

                                           [  ]         [  ]         [  ]


3. In their discretion to act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

                                           FOR        AGAINST      ABSTAIN

                                           [  ]         [  ]         [  ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

Your proxy is important to assure a quorum at the Annual Meeting whether or not you plan to attend the Annual Meeting in person. You may revoke this proxy at anytime, and the giving of it will not effect your right to attend the Annual Meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)____________________________ DATE___________________

NOTE: Please sign exactly as name appears. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.